AGAPE ATP CORPORATION | NASDAQ : ATPC
T. +603 2732 5716
A. 17th Floor, Faber Tower 2, Taman Desa,
58100 Kuala Lumpur, Malaysia
W. WWW.ATPC.COM.MY

Dated the 25th day of September , 2024

BETWEEN

ATPC ATP CORPORATION.

AND

FORMEDIC TECHNOLOGIES SDN BHD

****

COLLABORATION AGREEMENT

****

This **COLLABORATION AGREEMENT** (hereinafter referred to as the "**Agreement**") is made on this 25 September, 2024 (**"the Effective Date"**);

BETWEEN

AGAPE ATP CORPORATION, (hereinafter referred to as **"ATPC"**) a Nevada corporation and having its place of business at Lot 1705 - 1708, Level 17, Tower 2 Faber Towers, Jalan Desa Bahagia, Taman Desa, 58100 Kuala Lumpur duly represented by How Kok Choong (NRIC No.: 631231-06-5057);

AND

FORMEDIC TECHNOLOGIES SDN BHD. (Company No.90743-X) (hereinafter referred to as **"FORMEDIC"**), a company incorporated in Malaysia having its registered place of business at 64, Jalan Pinang Tunggal 2, Kws Industri Ringan Taman Kempas, 08000 Sungai Pertani, Kedah duly represented by Ng Zim Guan (NRIC No.: 721204-07-5419).

(ATPC and FORMEDIC shall hereinafter be referred to individually as "Party" or collectively as "Parties" as the case may be)

WHEREAS: -

A. ATPC is a company that specializes in a sustainable global "Wellness" ecosystem and the development and production of advanced technology solutions for the energy section;.

B. FORMEDIC specializes in the research & development, manufacturing and distribution of healthcare products. Our primary focus areas include respiratory care, ICU equipment, pulmonary rehabilitation, physiotherapy, and general healthcare solutions.

C. the Parties have specific experience and assets and desire to join their resources for mutual success;

D. the Parties wish to collaborate on commercial and any other project (the **"Project"**).

NOW, THEREFORE, THE PARTIES HEREBY AGREE ON THE TERMS AND CONDITIONS OF THEIR COLLABORATION AS FOLLOWS: -

1. DEFINITION AND INTERPRETATION

1.1 In this Agreement, the following words and expressions shall have the following meanings unless the context otherwise requires:

Agreement — means this agreement and all the schedules and annexure to it (as amended from time to time in accordance with the terms herein)

Confidential Information — shall include (but is not limited to): -

(a) all information and documents related to intellectual property, Intellectual Property rights, trade names, service marks, services names, logos, emblems, slogans, industrial designs, patents, copyrights, trade secrets, know how, products and inclusive of in the form of photographs, video and/or CD filming, digital images, drawings, designs, CAD Data, financial, marketing, economics, commercial and strategic reports, information on territories of distribution, corporate and product information and all copies, reproductions, reprints and translations thereof, supplied by the disclosing Party to the receiving Party in connection with and in the course of the Project;

(b) information and material demonstrated and furnished verbally or in any other mode which may reasonably be regarded by either Party as confidential regardless of whether these have been explicitly or tacitly identified as being secret or confidential. Any information which was expressly named or marked as being confidential shall in any case be deemed to be Confidential Information in the sense of this Agreement;

(c) all of the above information disclosed in connection with the Project whether before or after the date of this Agreement.

Intellectual Property — means copyrights, moral rights, related rights, patents, supplementary protection certificate, Intellectual Property rights, trade names, service marks, design rights, database rights, rights in unfair competition, rights in disclosed or confidential information (such know-how, trade secrets and inventions (whether patentable or not), and other similar intellectual property rights (whether patentable or not), and other similar intellectual property rights (whether registered or not) and applications for such rights as may exist anywhere in the world.

1.2 Words importing the singular shall include the plural and vice versa, wherever the context so admits.

1.3 Words and expressions importing the masculine gender shall include the feminine and neuter genders and vice versa.

AGAPE ATP CORPORATION | NASDAQ : ATPC
T. +603 2732 5716
A. 17th Floor, Faber Tower 2, Taman Desa, 58100 Kuala Lumpur, Malaysia
W. WWW.ATPC.COM.MY

1.4 The headings and sub-headings to the Clauses are the convenience of reference only and shall not affect the interpretation and construction thereof.

1.5 Where any word of expression is defined in this Agreement, the definition shall extend to all grammatical variation and cognate expressions of the word or expression so defined.

2. SUBJECT OF THE AGREEMENT

2.1 In accordance with the terms and conditions of this Agreement, the Parties shall work on the following Project:

Pioneering Lung Relief Solution : The LEGA Partnership

2.2 If necessary, the Parties shall agree on a detailed Project plan that will be construed in writing in separate Annexure and will make an integral part of this Agreement.

2.3 Ownership rights. Each Party owns and will retain all ownership rights in all Project assets the Party uses or makes available for collaboration.

2.4 Assets contribution. The Parties shall make the following contributions to the Project.

3. OBLIGATIONS AND RESPONSIBILITIES OF EACH PARTY

3.1 Each Party shall follow the terms and conditions of the Agreement in good faith. All significant decisions regarding the collaboration under this Agreement shall require mutual consent of the Parties. Important decisions for this Agreement will include but are not limited to decisions regarding the nature of the services to be provided, funding, and budget to carry out the purpose of the collaboration.

3.2 The scopes of the responsibilities of the Parties for the purpose of the Project are set out as below: -

Responsibilities of ATPC:

1. **Marketing & Distribution:**
   - Develop and implement the marketing strategy for the LEGA system, including branding, positioning, and outreach.
   - Oversee distribution channels and sales efforts, ensuring availability in both domestic and international markets.
   - Provide sales training and support to distribution partners to maximize reach.

Responsibilities of FORMEDIC:

1. **Product Development & Innovation:**
   - Lead the design and development of the LEGA Lung Relief System, focusing on innovative lung care technologies.
   - Ensure that the LEGA system meets the necessary technical and functional specifications.
   - Work closely with medical professionals to refine the device's effectiveness and usability.

2. **Manufacturing & Production:**
   - Handle the manufacturing of the LEGA Lung Relief System, ensuring high-quality production standards.
   - Utilize Formedic's expertise in medical equipment production to optimize cost-efficiency and scalability.

3. **Quality Assurance & Testing:**
   - Ensure the LEGA system undergoes rigorous testing and quality assurance to meet international medical device standards.
   - Conduct clinical trials or necessary medical evaluations to validate the system's performance and safety.

4. **Supply Chain Management:**
   - Manage the supply chain for raw materials and components required for the production of the LEGA system.
   - Establish relationships with suppliers and ensure timely delivery to meet production schedules.

5. **Technical Support & Maintenance:**
   - Provide after-sales technical support, including product maintenance and service, to ensure the LEGA system's long-term reliability.
   - Create a framework for training healthcare professionals on the usage of the LEGA system.

Joint Responsibilities:

1. **Research & Development:**
   - Collaborate on R&D efforts to continuously improve the LEGA system's capabilities, particularly in lung therapy and relief.
   - Share data and findings from clinical research to refine product features and ensure patient-centric solutions.

2. **Strategic Partnership & Business Development:**
   - Pursue opportunities for further collaboration, expansion, and innovation within the respiratory health sector.
   - Engage in joint business development efforts to explore new market opportunities and partnerships.

3.3 The Parties shall use their best endeavours to further their mutual interests and, so far as they are able to do, make available to the cooperative activities their expertise, resources and information.

3.4 Each Party acknowledges that the resources of each Party will limit the extent of the cooperative activities and the Parties agree to work together to mutually discuss, identify and obtain appropriate financial support for the cooperative activities in connection with this Agreement.

4. REPORTING AND RECORDS

4.1 Either Party should maintain regular and accurate records and shall prepare regular reports on the activities, payments, and expenses related to this Agreement. Either Party has the right to carry out an inspection of such records and reports.

5. CONFIDENTIALITY

5.1 Neither of the Parties shall, without the prior written consent of the other Party, disclose any Confidential Information relating to the Project to any third party, and such consent shall not be unreasonably withheld.

5.2 The provisions of Clause 5.1 above shall not apply to: -

(a) Confidential Information which is or was already known to the receiving Party at the time of disclosure to it; or

(b) Confidential Information which at the time of disclosure to the receiving Party under this Agreement is published or otherwise generally available to the public other than through acts or omissions of the receiving Party; or

(c) Any request for Confidential Information to satisfy any legal obligations owed to governmental or regulatory bodies.

5.3 This provision shall continue to be binding between the Parties notwithstanding the termination or expiry of this Agreement.

6. PROTECTION OF INTELLECTUAL PROPERTY RIGHTS

6.1 The protection of Intellectual Property rights shall be enforced in conformity with the national laws, rules and regulations and with other international agreements signed by the Parties.

6.2 The use of the name, acronym, logo, official emblem, trade mark (or any variation thereof) or Intellectual Property that is or are identified with or belongs to any of the Party on any publications, document, paper, audio and/or visual presentation, or for publicity purposes is prohibited without the prior written approval of the other Party.

6.3 The Parties agree that neither Party shall gain by virtue if this Agreement any rights of ownership or any other interest, right or title of copyrights, patents, trade secrets, trade marks, or any other intellectual property rights owned by the other Party.

7. ENTRY INTO EFFECT AND DURATION

7.1 This Agreement will come into effect on the date of signing and will remain in the effect for a period of **one (1)** year unless terminated in accordance with the terms of this Agreement.

7.2 This Agreement may be extended for a further period as may be agreed in writing by the Parties.

8. TERMINATION

8.1 Either Party shall be entitled to terminate this Agreement immediately by notice in writing to the other Party (but without prejudice to any rights either Party may have against the other arising prior to such termination) if any of the events set out below shall occur: -

(a) If the other Party shall commit any material breach of any of its obligations under this Agreement and shall fail to remedy such breach (if capable of remedy) within **thirty (30)** days after being given notice by the first Party so to do; or

(b) If the other Party shall go into liquidation, whether compulsory or voluntary (except for the purposes of a bona fide reconstruction or amalgamation with the consent of the First Party and such consent not to be unreasonably withheld) or if the other Party shall have an administrator appointed or if an administrative receiver or manager shall be appointed over any part of the assets or undertaking of the other Party.

8.2 Notwithstanding the above, at any time, either Party has the right to early termination, without cause, this Agreement by giving the other Party at least **thirty (30)** days written notice of that intention.

9. CONSEQUENCES OF TERMINATION OR EXPIRY OF AGREEMENT

9.1 Where this Agreement is terminated in accordance with the provisions of Clause 8, the Parties shall use their best endeavours to cease down/stop the work carried out in relation to the Project systematically and where applicable to complete such outstanding work during the relevant action periods. ATPC shall deliver the relevant documentations of the Project developed as at the date of the termination to FORMEDIC within **thirty (30)** days from such termination date.

10. AMENDMENT, VARIATION AND MODIFICATION

10.1 No amendment, variation or modification to this Agreement shall be effective unless made in writing and duly signed by the Parties or its duly authorized representatives. It shall form part of this Agreement.

10.2 Such amendment, variation or modification shall come into force on such date as may be determined by the Parties by mutual agreement.

11. ASSIGNMENT

11.1 This Agreement shall not be assignable by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld. Any and all assignments not made in accordance with this Agreement shall be void.

12. NO AGENCY

12.1 Nothing contained herein is to be constituted as a joint venture partnership or formal business organization of any kind between the Parties or so to constitute either Party as the agent of the other.

12.2 Neither Party has the power nor the right to bind, commit, or obligate the other Party to any agreements, contracts, or financial commitments.

13. FORCE MAJEURE

13.1 "Force majeure" means earthquake, flood, storm, other acts of God, war, emergency, accident, industrial strike, acts of government, or other impediments that the affected Party proves were beyond its control and that it could not reasonably be expected to have taken the impediment into account at the time of the conclusion of this Agreement or to have avoided or overcome it or its consequences.

13.2 The Party affected by Force Majeure shall not be deemed to be in breach of this Agreement or otherwise be liable to the other because of any delay in performance or the non-performance of any of the obligations under this Agreement to the extent that the delay or non-performance is due to any force majeure of which one Party has notified the other Party as agreed hereinafter. The time for the performance of that obligation shall be extended accordingly.

13.3 If any Force Majeure occurs with either Party that affects or is likely to affect the performance of any of the obligations under this Agreement, the Party shall notify the other Party within **sixty (60)** days as to the nature and extent of the circumstances in question and their effect on the ability to perform. In the event the delay exceeds **sixty (60)** days, the other Party may terminate this Agreement by notice in writing.

14. NOTICES

14.1 Any notice, approval or request required or permitted to be given or made under this Agreement shall be in writing and in English Language. Such notice, approval or request shall be deemed to be duly given or made when it shall have been delivered by hand, e-mail, prepaid registered post or facsimile to the Party to which is required to be given or made at such Party's address specified below, or at such other address as either Party may specify in writing.

To **AGAPE ATP CORPORATION:**

Address:

Lot 1705-1708
16th Floor, Tower 2, Faber Towers
58100 Wilayah Persekutuan Kuala Lumpur

Tel No.: 03-2732 5716
Fax No.: 03-7984 2016

To **FORMEDIC:**

Address:

64, Jalan Pinang Tunggal 2,
Kws Industri Ringan Taman Kempas,
08000 Sungai Pertani, Kedah

Tel No.: 012-484 4920

15. NON-SOLICITATION

15.1 During the term of this Agreement and for a period of one (1) month thereafter, each Party shall not directly or indirectly (including via entities in which the Party owns or controls) employ, solicit to employ, or otherwise engage or attempt to do so the employees, contractors, or consultants of the other Party.

16. LIABILITY AND INDEMNIFICATION

16.1 Neither Party shall be liable to the other Party for special, indirect, or consequential damages, including lost profits, special damages, or loss of data, under any circumstances whatsoever, in connection with this Agreement.

16.2 The Parties will indemnify and hold each other harmless from any demands, claims, damages, expenses, including attorney's fees and costs, and liability resulting from the collaboration under this Agreement, except resulting from gross negligence or misconduct of any Party.

17. GOVERNING LAW AND DISPUTE RESOLUTION

17.1 This Agreement will be governed by and construed in accordance with the laws of the Malaysia. In case of any dispute arising from or in connection with this Agreement, the Parties shall seek an amicable resolution through good-faith negotiations or mediation.

17.2 If an amicable dispute resolution is not achieved, the Parties agree on the exclusive jurisdiction of the court located in the Federal Territory of Kuala Lumpur, Malaysia.

AGAPE ATP CORPORATION | NASDAQ : ATPC
T. +603 2732 5716
A. 17th Floor, Faber Tower 2, Taman Desa, 58100 Kuala Lumpur, Malaysia
W. WWW.ATPC.COM.MY

18. ENTIRE AGREEMENT

18.1 Unless otherwise expressly specified, this Agreement embodies the entire understanding between ATPC and FORMEDIC in respect of the Project and any prior or contemporaneous representations, either oral or written, are hereby suspended.

19. GENERAL

19.1 Any delay or failure on the part of either Party herein to exercise any of its rights under this Agreement for a breach thereof shall not be deemed or construed to be a waiver of such rights, nor shall the same be deemed or construed to be a waiver of any subsequent breach, either of the same provision or otherwise.

19.2 Any delay or failure on the part of either Party herein to exercise any of its rights under this Agreement for a breach thereof shall be deemed or construed to be a waiver of such rights, nor shall the same be deemed or construed to be a waiver of any subsequent breach, either of the same provision or otherwise.

19.3 The Parties shall co-operate with each other and execute and deliver to the other such instruments and documents and take such other action as may be reasonably requested from time to time in order to carry out and confirm the rights and the intended purpose of this Agreement.

19.4 In the event that any term condition or provision of this Agreement is held to be a violation of any applicable law statute or regulation the same shall be deemed to be severed from the remaining terms, conditions and provisions and shall be of no force and effect and this Agreement shall continue in full force and effect as if such term condition or provision had not originally been contained in this Agreement. Notwithstanding the above in the event of any such deletion the Parties shall negotiate in good faith in order to agree to the terms of a mutually acceptable and satisfactory alternative provision in place of the provision so deleted.

19.5 Each Party will bear its own cost and expenses in relation to this Agreement including the cost of stamping.

19.6 This Agreement may be executed in any number of counterparts or duplicates each of which shall be an original but such counterparts or duplicates shall together constitute but one and the same agreement.

[Signatures follow on next page.]

AGAPE ATP CORPORATION | NASDAQ : ATPC
T. +603 2732 5716
A. 17th Floor, Faber Tower 2, Taman Desa, 58100 Kuala Lumpur, Malaysia
W. WWW.ATPC.COM.MY

IN WITNESS WHEREOF, the Parties have executed this Agreement the day and year written above.

For and on behalf of
AGAPE ATP CORPORATION.

Signed by:)
Full name: **Prof Dato' Sri Dr How Kok Choong**)
(NRIC No.: 631231-06-5057))
Designation: Global Group CEO of ATPC) ....

In the presence of:
Full Name:)
Designation:)
) ....

For and on behalf of
FORMEDIC TECHNOLOGIES SDN BHD.

Signed by:
Full name: Ng Zim Guan)
(NRIC No.: 721204-07-5419))
Designation: **Director**) ....

In the presence of:
Full Name:)
Designation:)
) ....